                                                               Exhibit (10) (a)



                 SECOND AMENDMENT TO AREA DEVELOPMENT AGREEMENT

         THIS SECOND AMENDMENT TO AREA DEVELOPMENT AGREEMENT ("Second Amendment") is entered into as of the 6th day of October, 1999, by and between Golden Corral Franchising Systems, Inc., a Delaware corporation (hereinafter "Franchisor"), and Frisch's Restaurants, Inc., an Ohio Corporation (hereinafter "Area Developer").

                                    RECITALS:

         A. Area Developer has been granted the right to establish and operate one (1) GC-11S building design restaurant, nineteen (19) GC-11M building design restaurants and three (3) Metro Market building design restaurants pursuant to The Golden Corral Franchising Systems, Inc. Area Development Agreement dated December 30, 1997, with Franchisor (hereinafter, together with the December 30, 1997 Addendum to Area Development Agreement, the required Indiana Amendment to Area Development Agreement and the March 20, 1998 Amendment to Area Development Agreement, collectively referred to as the "Development Agreement").

         B. Franchisor and Area Developer wish to amend the Development Agreement to provide for the development of one (1) additional GC-11S building design restaurant within the city limits of Lima, Ohio and one (1) additional GC-11M building design restaurant within the city limits of Findlay, Ohio.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Section I.A. of the Development Agreement shall be amended by deleting the following language "to establish and operate one (1) restaurant using a GC-11S building design, nineteen (19) restaurants using a GC-11M building design, and three (3) restaurants using a Metro Market building design for a total of twenty-three (23) restaurants" from the third through eighth lines thereof and substituting in lieu thereof the following language "to establish and operate two (2) restaurants using a GC-11S building design, twenty
(20) restaurants using a GC-11M building design, and three (3) restaurants using a Metro Market building design for a total of twenty-five (25) restaurants"

         2. Section II.A. of the Development Agreement shall be deleted in its entirety and substituting in lieu thereof the following new Section II.A.:

         "A. In consideration of the development rights granted herein, Area Developer shall pay to Franchisor upon execution of this Agreement a development fee of Two Hundred Fifty Thousand Dollars ($250,000) which is the sum of Ten Thousand Dollars ($10,000) multiplied by twenty-five
         (25) restaurant locations to be developed hereunder, receipt of which is hereby acknowledged by Franchisor, and which shall be deemed fully earned and non-refundable upon execution of this Agreement in consideration of administrative and other expenses incurred by Franchisor and for the development opportunities lost or deferred as a result of the rights granted Area Developer herein."

         3. Section IV. of the Development Agreement shall be amended by deleting the date "December 31, 2004" from the seventh line thereof and substituting in lieu thereof the date "December 31, 2005".

         4. Exhibits A and "AA" of the Development Agreement shall be deleted in their entirety and substituting in lieu thereof the attached new replacement Exhibits A and "AA".

         5. Upon execution of this Second Amendment, Area Developer shall pay to the Franchisor the additional sum of Twenty Thousand Dollars ($20,000.00) which sum represents the additional portion of the development fee attributable to one
(1) additional GC-11S restaurant and one (1) additional GC-11M restaurant being developed pursuant to the Development Agreement, as amended.

         6. All references herein to the masculine, neuter or singular shall be construed to include the masculine, feminine, neuter or plural, and vice versa, where applicable.

                                                               Exhibit (10) (a)

         7. This Second Amendment constitutes an integral part of the Development Agreement between the parties hereto, and the terms of this Second Amendment shall be controlling with regard to the subject matter hereof. Except as modified or supplemented by this Second Amendment, the terms of the Development Agreement are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Area Development Agreement under seal as of the day and year first above written.

                                      FRANCHISOR:

                                      Golden Corral Franchising Systems, Inc.

ATTEST: /s/ Andrew W. Lilliston, Jr.  By: /s/ Larry I. Tate
       -----------------------------     -------------------------
        Its Assistant Secretary           Its Vice President
                                          Larry I. Tate
(Corporate Seal)
                                      AREA DEVELOPER: FRISCH'S RESTAURANTS, INC.
ATTEST:

   W. Gary King                       By: /s/ Donald H. Walker
------------------                       --------------------------------------
   Its Secretary                       Donald H. Walker, Vice President-Finance

(Corporate Seal)

                                                               Exhibit (10) (a)


                   THE GOLDEN CORRAL FRANCHISING SYSTEMS, INC.
                           AREA DEVELOPMENT AGREEMENT
                                   Replacement
                                    EXHIBIT A

     1. Development Area - Each restaurant developed under this Development Agreement shall be located in the following area:

See attached Exhibit "AA" which is incorporated herein by reference

     2. Development Schedule - Recognizing that time is of the essence, Area Developer agrees to satisfy the Development Schedule set forth below:

                                          Cumulative Total Number
                                          of Restaurants Which
                                          Area Developer Shall Have
            By (Date)                     Open and in Operation
            ---------                     ---------------------
          12/31  , 19 98                        Two (2)
         --------    ----                  -------------------------
          12/31  , 19 99                        Five (5)
         --------    ----                  -------------------------
          12/31  , 20 00                        Eight (8)
         --------    ----                  -------------------------
          12/31  , 20 01                        Eleven (11)
         --------    ----                  -------------------------
          12/31  , 20 02                        Fifteen (15)
         --------    ----                  -------------------------
          12/31  , 20 03                        Nineteen (19)
         --------    ----                  -------------------------
          12/31  , 20 04                        Twenty-three (23)
         --------    ----                  -------------------------
          12/31  , 20 05                        Twenty-five (25)
         --------    ----                  -------------------------


                                                        L.I.T., D.H.W. initials
                                                        -----------------------

                                                          Exhibit (10)(a)



                                   Replacement
                                  Exhibit "AA"

The Development Area in which three (3) Metro Market restaurants, twenty (20) GC-11M restaurants and two (2) GC-11S restaurants are to be located is as follows:

(A) One (1) Metro Market restaurant within one defined submarket of Springdale/Sharonville, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-1A as submarket numbered 8.

(B) One (1) Metro Market restaurant within one defined submarket of Louisville, Kentucky which submarket is more specifically described on the attached segmentation map Exhibit A-3 as submarket numbered 1.

(C) One (1) Metro Market restaurant within one defined submarket of Louisville, Kentucky which submarket is more specifically described on the attached segmentation map Exhibit A-3 as submarket numbered 3.

(D) One (1) GC-11M restaurant within one defined submarket of Cheviot, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-1A as submarket numbered 1.

(E) One (1) GC-11M restaurant within one defined submarket of Anderson Township, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-1A as submarket numbered 2.

(F) One (1) GC-11M restaurant within one defined submarket of Colerain Township/Groesbeck, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-1A as submarket numbered 6.

(G) One (1) GC-11M restaurant within one defined submarket of Hamilton/West Hamilton, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-2A as submarket numbered 3.

(H) One (1) GC-11M restaurant within one defined submarket of Symmes Township, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-2A as submarket numbered 4.

(I) One (1) GC-11M restaurant within one defined submarket of Forest Park/Fairfield, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-2A as submarket numbered 5.

(J) One (1) GC-11M restaurant within one defined submarket of Middletown, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-2A as submarket numbered 9.

(K) One (1) GC-11M restaurant within one defined submarket of Mason, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-2A as submarket numbered 10.

(L) One (1) GC-11M restaurant within one defined submarket of Louisville, Kentucky which submarket is more specifically described on the attached segmentation map Exhibit A-3 as submarket numbered 4.

                                                        Exhibit (10)(a)



*(M) One (1) GC-11M restaurant within one defined submarket of Louisville, Kentucky which submarket is more specifically described on the attached segmentation map Exhibit A-3 as submarket numbered 5.

(N) One (1) GC-11M restaurant within one defined submarket of Clarksville/Jeffersonville, Indiana which submarket is more specifically described on the attached segmentation map Exhibit A-3 as submarket numbered 2.

(O) One (1) GC-11M restaurant within one defined submarket of Florence, Kentucky which submarket is more specifically described on the attached segmentation map Exhibit A-4A as submarket numbered 7.

(P)One (1) GC-11M restaurant within one defined submarket of Covington, Kentucky which submarket is more specifically described on the attached segmentation map Exhibit A-4A as submarket numbered 11.

(Q) One (1) GC-11M restaurant within one defined submarket of Newport, Kentucky which submarket is more specifically described on the attached segmentation map Exhibit A-4A as submarket numbered 12.

(R) One (1) GC-11M restaurant within one defined submarket of Miamisburg, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-5A as submarket numbered 1.

(S) One (1) GC-11M restaurant within one defined submarket of Fairborn/Beavercreek, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-5A as submarket numbered 2.

(T) One (1) GC-11M restaurant within one defined submarket of Huber Heights/Trotwood/Taylorsville, Ohio which submarket is more specifically described on the attached segmentation map Exhibit A-5A as submarket numbered 3.

(U) One (1) GC-11M restaurant within one defined submarket of Richmond, Indiana which submarket is more specifically described and encircled on the attached segmentation map Exhibit A-6A.

(V) One (1) GC-11M restaurant within one defined submarket of Springfield, Ohio which submarket is more specifically described and encircled on the attached segmentation map Exhibit A-7.

(W) One (1) GC-11M restaurant within the city limits of Findlay, Ohio.

(X) One (1) GC-11S restaurant within one defined submarket of Sidney, Ohio which submarket is more specifically described and encircled on the attached segmentation map Exhibit A-8.

(Y) One (1) GC-11S restaurant within the city limits of Lima, Ohio.

* This GC-11M restaurant must be the last restaurant developed pursuant to this Area Development Agreement.


                                                        initials L.I.T., D.H.W.
                                                        -----------------------